© 2022 Texas Capital Bank Member FDIC January 20, 2022 Q4-2021 Earnings

2 Forward-looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should,” “projects,” “targeted,” “continue,” “become,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, (1) deterioration of the credit quality of our loan portfolio or declines in the value of collateral due to external factors or otherwise, (2) the unpredictability of economic and business conditions that may impact us or our customers, (3) the COVID-19 pandemic on us and our customers, employees and third-party service providers, (4) our ability to effectively manage our liquidity risk and any growth plans and the availability of capital and funding to us, (5) our ability to effectively manage our information technology systems, (5) the costs and effects of cyber- incidents or other failures, disruptions or security breaches of our systems or those of our third-party providers, (6) changes in interest rates, (7) changes in the method of determining the London Interbank Offered Rate, or LIBOR, or the replacement of LIBOR with an alternative reference rate, (8) adverse or unexpected economic or market conditions and other factors in Texas, the United States or internationally, (9) the concentration of our business in Texas and with the energy industry, (10) the failure to effectively balance our funding sources with cash demands by depositors and borrowers, the failure to maintain capital ratio as a result of adverse changes in our operating performance or financial condition or changes in applicable regulations or interpretations of regulations that impact our business or the characterization or risk weight of our assets, (11) material failures of our accounting estimates and risk management processes based on management judgment or the supporting assumptions or models, (12) the failure to effectively manage our interest rate risk, (13) the failure of our enterprise risk management framework, (14) uncertainty regarding the upcoming transition away from LIBOR, (15) our ability to comply with applicable governmental regulations, (16) risks related to U.S. federal government actions impacting us, (17) claims and litigation that may arise in the ordinary course of business, (18) the failure to successfully execute our business strategy, (19) the failure to identify, attract and retain key personnel, (20) increased or more competition from banks and other financial service providers in our markets, (21) the susceptibility of fraud on our business, (22) the failure to maintain adequate regulatory capital to support our business, (23) environmental liability associated with properties related to our lending activities, (24) severe weather, natural disasters, acts of war or terrorism and other external events and (25) risks relating to our securities. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Serving strong core Texas markets with expanded coverage and a complete set of capabilities Improving client relevance and diversifying our revenue base Attracting high-quality talent with significant experience Our Distinct Opportunity Operating from a de-risked position of financial strength

4 Strategic Performance Drivers Announced September 1st Income Statement Where We Started Where We Are1 Where We Are Going Investment Banking and Trading Income (% of Total Revenue)2 2020 2.5% 2.9% ~10% Treasury Product Fees3 (% of Total Revenue)2 2020 1.6% 2.7% ~5% Non-interest Income4 (% of Total Revenue)2 2020 11.2% 14.0% 15%–20% Balance Sheet Where We Started Where We Are1 Where We Are Going FY Average Liquidity Assets5 (% of Total Average Assets) 2020 28% 36% >20% FY Average Indexed Deposits (% of Total Deposits) 2020 36% 24% <15% Performance Metrics Return on Average Assets 2020 0.18% 0.69% >1.10% Return on Average Tangible Common Equity6 2020 2.1% 8.4% >12.5% CET1 2020 9.4% 11.1% 9%–10% Talent Frontline Talent Growth 2020 1.0x 1.4x 2.3x

5 Our Path Forward Operating Model Aligned to our Vision, Grounded in our Values Clear Strategic Direction and Fortitude to Deliver Organized Around Client Delivery  Product & Industry Specialization  Frontline Growth  Technology New Products and Services  Treasury Solutions  Private Wealth  Investment Banking Expanding Coverage  Business Banking  Middle Market Banking  Corporate Banking Evaluating Opportunities for Growth  Disciplined Capital Management  Structured Criteria Guiding Programmatic Investment  Optimizing Capital Allocation Across the Portfolio Committed to Financial Resilience Resulting business model poised to generate structurally higher, more sustainable earnings through enhanced fee income and decreased thru-cycle asset sensitivity Our ability to serve our clients, access markets, and support our community through cycles is a strategic multiplier Risk Management  Granular Risk Rating System  Values Driven Culture  Improved Portfolio Positioning Capital and Liquidity  4Q21 CET1: 11.1%  4Q21 Avg. Liquidity Assets5: 36% of Avg. Assets  YoY TBV7 Growth: 7.0%

New Products and Services

Recent Progress

Treasury Solutions

- New healthcare-specific Revenue Cycle Management capability now launched and recognizing revenue with new clients
- Business Banking treasury bundles launched and recognizing revenue with new clients, demonstrating benefits of driving segmentation and product partnership

Private Wealth

- Private client advisors team grew consistent with expectations in 2021
- Drove full-year organic (new money) flow of over $600 million
- Ending AUM increased almost $900 million

Investment Banking

- Texas Capital Securities completed FINRA and SIPC membership applications and registered with SEC and state securities regulators
- High engagement and collaboration across syndicated finance, rates, and capital markets, with multiple active M&A engagements referred to Investment Banking by Private Wealth and C&I bankers

Upcoming Milestones

Treasury Solutions

- Continue scaling newly launched commercial card program and capitalize on strong pipeline built over the past several quarters to build scale
- Execute against digital products roadmap and establish fintech review counsel to deliver multiple new products over the coming quarters

Private Wealth

- Continue delivering disciplined talent acquisition plan with the goal of doubling team size by year-end 2022
- New Chief Administrative Officer, John Cummings, to perform strategic business review to identify opportunities to further accelerate growth and profitability

Investment Banking

- Continue business-wide talent acquisition efforts and fill initial staffing model by year-end 2022
- Launch full suite of products and services for corporate client by Q3-2022, including pilot for mortgage (gestation and TBA hedging)

Focused on What Matters

- Driving new operating-account relationships to improve balances and fee income
- Continuing to advance our Private Wealth platform through banker partnership and potential acquisitions
- Establishing competitive offering of advisory-based products and services to help our clients access the capital markets and mitigate risk to grow fees in partnership with existing lines of business

Financial Performance	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YoY
Assets Under Management ($B)	$1.8	$2.0	$2.2	$2.5	$2.7	48%
Investment Banking and Trading Income[8] ($M)	$10.3	$5.8	$8.1	$4.1	$6.5	-37%
Treasury Product Fees[3] ($M)	$3.8	$5.5	$5.7	$5.8	$6.0	57%
Wealth Management & Trust Fee Income ($M)	$2.7	$2.9	$3.1	$3.4	$3.8	42%
Income From Areas of Focus ($M)	$16.8	$14.2	$16.9	$13.3	$16.3	-3%

Texas Capital Bancshares, Inc.

6

Expanding Coverage

Recent Progress

Business Banking

- Rolled out new Business Banking line of business with frontline, treasury, and risk leaders in place and engaged in four of five major markets

Middle Market Banking

- Exceeded execution on ambitious talent plan—30% more new bankers than projected by year-end provides significant momentum into 2022
- Drove meaningful increases in commitments, Price x Volume fees, and new client relationships through the year

Corporate Banking

- Leadership now in place across diversified and all industry specialization verticals (e.g., Technology, Healthcare, FIG, Energy)
- 2H2021 momentum in new client acquisition anticipated to carry over into 2022 with strong pipelines across industry and geographic coverage area

Upcoming Milestones

Business Banking:

- End-to-end integration with loan operating system to enhance internal process efficiency and improve client experience
- Complete leadership buildout in our remaining Texas market and fill out coverage model

Middle Market Banking:

- Fully leverage newly arrived junior resources and risk partners to create best-in-class market coverage and portfolio management processes
- Complete team build in all markets by adding targeted identified bankers and maintaining active talent pipelines in each market

Corporate Banking:

- Continue partnering with the Investment Bank to establish qualified pipeline of client opportunities by each product's launch

Focused on What Matters

- Filling out highly differentiated coverage model that better aligns banker, product, and expertise to support existing and new clients
- Positioning expanded industry specialization alongside local market coverage and decision-making to do what is right for the client
- Focus programmatic technology investment agenda on earning the right to be there for our clients and ensure our client experience remains a competitive advantage

Financial Performance (Period End)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YoY
Business, Middle Market, and Corporate Banking Talent	1.0x	1.0x	1.2x	1.4x	1.7x	
Business, Middle Market, and Corporate Banking Deposits ($B)	$5.7	$6.3	$7.0	$7.0	$7.7	35%
C&I Loans[9] ($B)	$9.0	$8.9	$9.3	$9.9	$10.5	17%
Real Estate Loans ($B)	$5.8	$5.8	$5.6	$5.2	$4.8	-18%

Texas Capital Bancshares, Inc.

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8 Focused on the Future Current Financial Priorities Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns that can be maintained through all cycles

Financial Performance

Financial Highlights ($M)	Q4 2020	Q3 2021	Q4 2021
Net Interest Income	$213.2	$190.5	$194.0
Non-Interest Revenue	52.7	24.8	31.5
Total Revenue	265.9	215.3	225.5
Non-Interest Expense	150.9	153.0	146.6
PPNR[10]	115.0	62.3	78.8
Provision for Credit Losses	32.0	5.0	-10.0
Income Tax Expense	22.8	13.9	23.7
Net Income	60.2	43.4	65.1
Preferred Stock Dividends	2.4	4.3	4.3
Net Income to Common	57.8	39.1	60.8

Key Performance Metrics			
Return on Average Assets	0.61%	0.47%	0.69%
PPNR[10] / Average Assets	1.16%	0.67%	0.84%
Efficiency Ratio[11]	56.7%	71.1%	65.0%
EPS	$1.14	$0.76	$1.19
Return on Average Common Equity	8.50%	5.41%	8.36%

- Net income to common of $60.8 million, or $1.19 per diluted share
- Focused investments in C&I lines of business continue to drive broad-based loan growth and firming commitment pipelines, which benefitted net interest income QoQ and offset the impacts of lower contribution from declining real estate and Warehouse loans
  - Declines in average quarterly real estate and Mortgage Finance Loan balances were the primary factors driving a YoY decrease in net interest income
- Favorable grade migration combined with a decrease in criticized balances to drive a negative $10.0 million provision expense
  - Criticized loans declined $146.1 million QoQ and $335.5 million YoY
- Strategic focus on expanding products and services continues to drive steady growth in core fee categories—service charges on deposits and wealth management fees are higher both YoY and QoQ (57% and 41% YoY, respectively)
  - Investment banking and trading income lower YoY due to a large Q4-2020 loan syndication fee[12], but significant progress is being made in this business and will only accelerate with the recent launch of Texas Capital Securities
- Execution against our strategic priorities requires significant 2022 investment—excluding the $12.0 million write-off in Q3-2021, non-interest expense grew $5.6 million this quarter
  - On continued success against an ambitious talent plan, salaries and benefits increased $1.6 million QoQ, are 14% higher YoY, and are driving a higher portion of total non-interest expense
- Continued improvement in both credit quality and regulatory capital levels leave the Bank well-positioned for the critical year ahead

Texas Capital Bancshares, Inc.

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10 Loan Fees (excl. PPP) and Loan Syndication Fees12 Loan Fees (excl. PPP) LHI Yield Contribution NIM Contribution Q4 2020 0.21% 0.08% Q1 2021 0.20% 0.08% Q2 2021 0.22% 0.09% Q3 2021 0.22% 0.10% Q4 2021 0.23% 0.10% $3.4M $5.1M $3.4M $2.8M 1.00% 0.98% 0.97% 0.95% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Noteworthy Items // Loan Fees and PPP PPP Loans Beginning PPP ($M) $617.5 $728.1 $364.4 $207.3 Forgiven PPP ($M) $88.2 $367.1 $157.1 $124.9 Originations ($M) $198.8 $3.4 $- $- Period-end PPP ($M) $728.1 $364.4 $207.3 $82.4 PPP Fees Yield on PPP Loans (excl. Fees) $8.8M $8.6M $8.2M $7.6M $8.1M $5.6M $3.6M $7.5M $5.3M $9.8M Loan Syndication Fees12

11 Q4 2021 EOP $9.1B $9.6B $10.0B $8.4B $7.6B $8.0B $7.9B $7.5B Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 MFLs $9.0B $8.9B $9.3B $9.9B $10.5B Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3.38% 3.29% 3.37% 3.36% 3.41% 3.30% 3.34% 3.81% 3.65% 3.67% 3.61% 3.61% 3.49% 3.52% Total Loans Spread Total Loan Yield Loan Portfolio 14 Average Mortgage Finance Loans14 Period End Loan Trends (excl. PPP) 13 Quarterly Trend in Yields and Spreads Broad-based C&I9 loan growth continues to benefit Traditional LHI, despite continued above-average real estate payoffs and expected declines in PPP Mortgage Finance Loans14 down modestly QoQ ahead of seasonally low first quarter 1 FY Average MFLs14 Decline High-teens % decline 2 FY MFLs14 Yields 2.70-2.90% $5.8B $5.8B $5.6B $5.2B $4.8B Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 C&I Loans9 Real Estate Loans

12 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Q4 2015 EOP 42% 40% 51% 52% 26% 26% 26% 24% 32% 34% 23% 24% Q4 2021 EOP $17.0B $17.5B $17.9B $17.5B $15.7B $13.6B $13.9B $13.9B $2.9B $2.4B $1.8B $1.6B $1.2B $1.1B $0.9B $0.8B $10.9B $12.2B $13.2B $14.4B $15.1B $15.4B $15.8B $13.4B Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Interest-bearing Core Interest-bearing Brokered DDAs 0.29% 0.24% 0.20% 0.19% 0.19% 0.33% 0.29% 0.29% 0.28% 0.28% Avg Cost of Deposits Total Funding Costs Deposits and Fundings Funding Costs Deposit Composition (Average) Average Deposit Trends Non-interest BearingIndexed Average non-interest bearing DDA growth continues to outpace interest-bearing deposits, stabilizing deposit costs, and providing valuable liquidity for anticipated growth A $4.9 billion YoY decline in average interest- bearing balances (primarily from the indexed portfolio) positions the Bank well for the expected tightening cycle Historical Rates Paid Betas Interest Bearing Interest Bearing Rate Interest Bearing excl. Indexed Rate Fed Funds Upper Target 89% Cumulative Beta 76% Cumulative Beta

Q4-2021 Earnings Overview

Net Interest Income

Net Interest Income & Margin



$213.2M
$190.5M
$194.0M
2.22%
2.11%
2.12%
Q4 2020
Q3 2021
Q4 2021

NII Shock Sensitivity | 12-month



+100bp Shock
+200bp Shock
11.1%
6.6%
4.5%
14.4%
8.5%
5.9%
17.4%
10.6%
6.8%
Q4 2020
Q3 2021
Q4 2021

	Q4 2020	Q3 2021	Q4 2021
Loans at Floor[15]	36%	42%	37%
Floor Yield	3.95%	3.55%	3.82%

Standard Model Assumptions

100bp & 200bp Parallel Shocks

- Loan Balances: Static
- Loan Spreads: Current Levels
- Deposit Balances: Static
- Deposit Beta: ~55%
- Investment Portfolio: Held Constant

Summary Balance Sheet Positioning

- Fixed Loans (excl. MFLs[14]): 13%
- Variable Loans (excl. MFLs[14]): 87%
- Investment Portfolio Duration: 4.6 Years
- Avg. Liquidity Above Target: $5.9B

Non-interest Income

Non-Interest Income



$52.7M
$19.3M
$33.4M
$24.8M
$26.0M
-$1.2M
$31.5M
Q4 2020
Q3 2021
Q4 2021

	Q4 2020	Q3 2021	Q4 2021
% of Revenue	20%	12%	14%

Correspondent Lending[16]

Fee Income Detail



$16.0M
$10.3M
$2.7M
$3.0M
$12.1M
$4.1M
$3.4M
$4.6M
$15.0M
$6.5M
$3.8M
$4.7M
Q4 2020
Q3 2021
Q4 2021
Deposit Service Charges
Wealth Management
Investment Banking and Trading

Strategically important fee businesses continue favorable trends and exit the year with strengthening momentum

Including loan syndication fees in non-interest income provides visibility to ongoing strategic investments

5	FY Revenue Growth	**Low-to-mid single-digit**

Texas Capital Bancshares, Inc.

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14 Q4 2020 Q3 2021 Q4 2021 44% 43% 15% 11% 41% 46% Q4 2020 Q4 2021 Commercial Energy Real Estate $150.9M $153.0M $146.6M Q4 2020 Q3 2021 Q4 2021 Q4-2021 Earnings Overview N o n -i n te re s t E xp e n se R is k -C a p it al B al an c e Non-interest Expense Salary & Employee Benefits % of NIE 52% 57% 61%Correspondent Lending16 and Q3 Write-off $17.0M $136.0M $21.9M $129.0M $1.2M $145.4M $0.4M $87.1M $3.4M $75.0M Credit Quality Criticized Composition | YoY Regulatory Capital Levels 1.63% 2.1x 0.33% 1.42% 2.5x 0.25% 1.34% 2.9x 0.21% ACL on Loans / Loans HFI excl MFLs ACL on Loans / NPAs NPAs / Earning Assets Medium-term Target 9.35% 11.06% 10.00% 0.90% 1.54% 1.83% 2.72% 1.5x 1.7x 1.2x 12.08% 15.32% Q4 2020 Q4 2021 37% $918M $583M Correspondent Lending16 Successful deployment of identified savings into frontline talent and new capabilities continues at our desired pace Sustained and deliberate efforts to improve the Bank’s credit portfolio and actions taken to enhance capital provide confidence and stability as we approach a year of significant investment 7 FY Non-interest Expense Growth Low double-digit CET1 Tier 1 Capital Tier 2 CapitalQ4 2020 Q3 2021 Q4 2021 $87.5M $78.4M $89.1M $88.8M $0.3M

Self-funding Investment


~$70M
~$10-15M
~$50-60M
~$100-110M
~$130-145M in Expense Saves to Date
~$100-110M in Expense Reinvestment to Date
2020 Run Rate
2021 CL Wind-down
Rationalizing Deposit Verticals
Realized Internal Opportunities
2021 Run Rate After Savings
Strategic Investments
Future Investment
YE 2022 Run Rate

- Established routines and discipline are enhancing execution and allowing us to systematically identify opportunities to self-fund investment
- Following the decision to wind-down Correspondent Lending, our strategic review of the remaining businesses, the balance sheet, and our internal processes identified opportunities to further reduce run-rate expense (~$130-145 million)
- Reinvestment has accelerated through the year, on pace with our strategic plan, and is already benefitting performance. We remain confident in our full-year 2022 non-interest expense guidance and are committed to providing further clarity to our progress as we invest in the new year

Texas Capital Bancshares, Inc.
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16 Appendix // Footnotes 1. Results for Q4 2021 2. Total Revenue in 2020 excludes Correspondent Lending; See slide: Appendix // Correspondent Lending Historical Contribution 3. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, wire fees, and FX transactions, all of which are included in other non-interest income and totaled $3.1M for FY 2020, and $1.3M, $1.2M, $1.1M, $0.8M, and $0.8M for Q4 2021, Q3 2021, Q2 2021, Q1 2021, and Q4 2020, respectively 4. Non-interest Income for 2020 excludes Correspondent Lending; See slide: Appendix // Correspondent Lending Historical Contribution 5. Includes fed funds sold, interest-bearing deposits in other banks, and investment securities 6. See slide: Appendix // Return on Average Tangible Common Equity (ROTCE) 7. Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end 8. Q4 2020 includes a large syndicated fee 9. C&I Loans includes Commercial and Energy loans and excludes PPP loans 10. Net interest income and non-interest income, less non-interest expense 11. Non-interest expense divided by the sum of net interest income and non-interest income 12. Loan syndication fees reclassified from interest income to Investment Banking and Trading Income in non-interest income for all periods presented. See forthcoming Annual Report on form 10-K for additional details when it is filed with the SEC; See Slide Appendix // Loan Syndication Fees Historical Reclassification 13. Total Loans Spread = Yield on total loans (HFI & HFS), less total cost of deposits and other borrowings 14. Total MFLs include Mortgage Warehouse loans and Correspondent Lending LHS 15. Floors stated as a percentage of floating rate loans, excluding Mortgage Finance loans 16. See slide: Appendix // Correspondent Lending Historical Contribution

17 Appendix // Return on Average Tangible Common Equity (ROTCE) ROTCE is a non-GAAP financial measure. ROTCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROTCE is used by management in assessing financial performance and use of equity. A reconcilement of ROTCE to the most directly comparable U.S. GAAP measure, ROCE, for all periods presented below. 2020 ($000s) Q4 20211 ($000s) Net Income Available to Common Stockholders Average Common Equity Less: Average Goodwill and Intangibles Average Tangible Common Equity ROCE ROTCE (1) Ratios are annualized $56,539 $2,686,747 17,857 $2,668,890 2.1% 2.1% $60,817 $2,877,705 17,296 $2,860,409 8.4% 8.4%

Appendix // Loan Syndication Fees Historical Reclassification

($000s)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q3 2021 YTD
As Reported									
Interest & Fees on Loans	$283,625	$247,595	$237,179	$242,776	$1,011,175	$215,592	$210,611	$206,307	$632,510
Interest Income	306,008	252,010	243,731	255,163	1,056,912	228,412	224,490	220,148	673,050
Net Interest Income	228,319	209,928	207,569	223,010	868,826	200,073	196,994	194,095	591,162
Non-interest Income	11,780	70,485	60,348	42,863	185,476	39,092	30,102	21,220	90,414
Yield, LHI	4.89%	4.04%	3.84%	4.12%	4.22%	3.91%	4.01%	3.83%	3.92%
Net Interest Margin	2.78%	2.30%	2.22%	2.32%	2.39%	2.09%	2.10%	2.15%	2.12%
As Revised									
Interest & Fees on Loans	$281,474	$244,233	$235,002	$232,961	$993,670	$210,331	$203,074	$202,748	$616,153
Interest Income	303,857	248,648	241,554	245,348	1,039,407	223,151	216,953	216,589	656,693
Net Interest Income	226,168	206,566	205,392	213,195	851,321	194,812	189,457	190,536	574,805
Non-interest Income	13,931	73,847	62,525	52,678	202,981	44,353	37,639	24,779	106,771
Yield, LHI	4.84%	3.96%	3.79%	3.87%	4.12%	3.78%	3.81%	3.74%	3.78%
Net Interest Margin	2.75%	2.27%	2.19%	2.22%	2.34%	2.04%	2.02%	2.11%	2.06%
Change									
Net Interest Income	-$2,151	-$3,362	-$2,177	-$9,815	-$17,505	-$5,261	-$7,537	-$3,559	-$16,357
Non-interest Income	2,151	3,362	2,177	9,815	17,505	5,261	7,537	3,559	16,357
Yield, LHI	-0.05%	-0.08%	-0.05%	-0.25%	-0.10%	-0.13%	-0.20%	-0.09%	-0.14%
Net Interest Margin	-0.03%	-0.03%	-0.03%	-0.10%	-0.05%	-0.05%	-0.08%	-0.04%	-0.06%

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19 Appendix // Correspondent Lending Historical Contribution Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 LHS (Average) LHS (Period-end) $70.6M $75.5M $95.3M $105.4M $121.1M $1.3M $1.2M $0.0M Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 MSR (Period-end) Risk Weighted ~50% Risk Weighted 250% ($M) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Net Interest Income 24.5 1.5 2.8 1.4 30.2 0.9 0.3 0.0 0.0 1.2 Non-interest Income Brokered Loan Fees 2.6 2.8 5.8 3.9 15.1 2.2 0.7 0.0 0.0 2.9 Servicing Fee Income 4.6 5.9 7.1 8.6 26.2 8.8 5.7 0.0 0.0 14.5 Gain/(Loss) on Sale of LHS (13.0) 39.0 25.2 6.8 58.0 5.6 (3.1) (1.2) 0.0 1.3 Non-Interest Expense Salaries & Benefits 3.6 3.5 4.5 3.4 15.0 3.0 3.1 0.4 0.3 6.8 Marketing 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Legal & Professional 0.8 0.6 0.8 0.9 3.1 1.0 0.8 0.3 0.2 2.3 Communications & Tech 0.7 1.4 1.0 1.0 4.1 0.4 0.3 1.3 0.5 2.5 Servicing Related Expenses 16.4 20.1 12.3 15.9 64.7 13.0 12.4 2.4 0.0 27.8 Other Expense 0.5 0.5 0.4 0.7 2.1 0.7 0.6 0.6 0.2 2.1